CONSULTING CONTRACT


This contract, made and entered into this 17th day of January, 1990, by and between Intergraph Corporation and Green Mountain,
Inc.


                            WITNESSETH:

In consideration of the mutual covenants set forth herein, the parties hereto do hereby agree as follows:

1. Scope of Work
   -------------

   Green Mountain, Inc. shall provide the services of Keith
   Schonrock as an independent contractor to perform tasks as assigned by Intergraph Executive Management.

2. Term
   ----

   The term of this contract shall be from January 1, 1990 through December 31, 1990.

3. Termination
   -----------

   Intergraph or Green Mountain, Inc. may terminate this contract at any time before December 31, 1990. In such event, Intergraph shall be liable only for services rendered prior to the effective date of termination.

4. Payment Schedule
   ----------------

   Green Mountain, Inc. shall be paid monthly within 10 days of receipt of a properly approved invoice. Invoices shall be approved by Jim Meadlock, Eliott James or Larry Laster.

   A.  Consulting fees shall be $5,000 per month.

   B. Travel expense, if any, shall be reimbursed under the Intergraph Travel Policy.

5. Terms and Conditions
   --------------------

   The terms and conditions of Consulting Agreement dated January
   17, 1990, attached hereto and by reference are made a part hereof.

In witness whereof, the parties hereto have executed this contract as of the day and year first written above.


Green Mountain, Inc.                    Intergraph Corporation


By:    Gerald F. Donovan                By:    Larry Laster
       --------------------                    ------------------------

Title: President                        Title: Executive Vice President
       --------------------                    ------------------------

                                 CONSULTING CONTRACT NO.   1/17/90
                                                        ---------------

                       CONSULTING AGREEMENT


      The terms and conditions set forth below establish further rights and obligations of the parties to this Contract.

I.    DEFINITIONS
      -----------

      As used throughout this Contract, the following terms shall have the meanings set forth below unless otherwise indicated:

      A. The term "Government" means the United States Government or any department or agency thereof.

      B. The term "Intergraph" means Intergraph Corporation, acting through its duly authorized representative.

      C. The term "Consultant" means the individual, partnership, corporation, or association contracting to furnish the article(s) described in the Statement of Work.

      D. The word "articles" refers to the goods, products, supplies, parts, assemblies, technical data, drawings, services, or other items constituting the subject matter of this Contract which are to be furnished by Consultant to Intergraph hereunder.


II.   CHANGES
      -------

      A.  Intergraph may at any time, by a written change notice,

          i. make changes within the general scope of this Contract in drawings, designs, specifications, or statement of work; or

          ii. issue a suspension of work order.

          If a change notice issued hereunder causes an increase or decrease in the cost of performance or in the time required for performance, an equitable adjustment shall be made in the contract price and/or time of performance; and the Contract shall be modified in writing accordingly. Any claim for adjustment under this Section shall be deemed waived unless asserted within thirty (30) days from the date of receipt by the Consultant of the change notice provided, however, Intergraph, if it decides the facts justify such action, may receive and act upon any such claim asserted at any time prior to final payment under this Contract.

                                 CONSULTING CONTRACT NO.   1/17/90
                                                        ---------------


      B. Intergraph's engineering and technical personnel may, from time to time, render assistance or give technical advice to or effect an exchange of information with Consultant's personnel in a liaison effort concerning the work to be performed hereunder. However, such advice or exchange of information shall not vest Consultant with the authority to change the provisions of the Contract or impose liability therefor, nor shall any change in the provisions of the Contract be binding upon Intergraph unless issued as a change in accordance with Paragraph "A" above.

      C. Changes beyond the scope of work hereof shall be by mutual agreement and evidenced by Amendment in writing hereto.


III.  INTERGRAPH PROPERTY
      -------------------

      A. Intergraph will deliver to the Consultant, for use in connection with and under the terms of the Contract only, such Intergraph property as may be described in this Contract, its exhibits or specifications, together with such related data and information as may reasonably be required for the intended use of such property (hereinafter referred to as "Intergraph Furnished Property"). In the event Intergraph Furnished Property is received by the Consultant in a condition not suitable for the intended use, the Consultant shall, upon receipt thereof, notify Intergraph of such fact and, as directed by Intergraph, either:

          i. return such property at Intergraph's expense or otherwise dispose of the property, or

          ii. effect repairs or modifications.

      B. Title to all property furnished under the provisions of this Section shall remain in Intergraph. All property furnished by Intergraph shall be segregated when not in use.

      C. Upon receipt of Intergraph furnished property from a source other than Intergraph, the Consultant shall forward to Intergraph a signed packing slip receipt, together with such other forms as may be required by Intergraph, evidencing certain material has been received. These documents shall show the total amount of material received in any one shipment, the amount accepted, the amount rejected, and such other information as Intergraph shall request.

      D. The Consultant shall be liable for loss or destruction of or damage to Intergraph property in its possession or control; and shall return all such property in as good condition as when received, except for reasonable wear and tear or for the utilization of the property in accordance with the provisions of this Contract.


IV.   ASSIGNMENT
      ----------

      No contract shall be made by Consultant for performing all or any portion of the work hereunder without Intergraph's express written approval. Monies due hereunder may be assigned upon furnishing Intergraph a copy of the assignment agreement and obtaining Intergraph's written consent thereto.

                                 CONSULTING CONTRACT NO.   1/17/90
                                                        ---------------


V.    HANDLING OF CLASSIFIED INFORMATION
      ----------------------------------

      Consultant acknowledges this Contract may involve the handling and the creation of Security classified material and represents and warrants all of the Consultant's personnel having, or who are to have access thereto, understand the "Industrial Security Manual for Safeguarding Classified Information" and the Federal Espionage Acts, Title 18, U.S. Code.

      Consultant Security Type A, B, or C is as specified in the Consulting Contract, Section I - Scope of Work.

      Type A - The Consultant shall not possess classified material except at the Intergraph facility, on the premises of a User Agency, or while on authorized visits. The Consultant and all of the Consultant's employees who shall have access to classified information shall jointly, with Intergraph, prepare a certificate security agreement in accordance with Section VII of the "Industrial Security Manual for Safeguarding Classified Information".

      Type B - The Consultant possesses classified material at his place of business or residence, the Consultant having full responsibility for security of the classified material.
      The Consultant acknowledges he has executed a Department of Defense Security Agreement (DD Form 441) which is in effect on the date of this Contract and his conduct in performance of this Contract shall be guided by and in accordance with the above referred to Industrial Security Manual and Agreement.

      Type C - The Consultant possesses classified material at his regular employer's cleared facility, the Consultant and his employer having agreed as to their respective responsibilities for security of classified material. The Consultant acknowledges he and his regular employer have jointly executed a Letter Agreement to Safeguard Classified Information for an Employee Performing Consultant Services in accordance with Section VII of the above referred to Industrial Security Manual.


VI.   NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT
      -----------------------------------------------------------------

      A. Consultant shall report to Intergraph, promptly and in reasonable written detail, each notice or claim of patent infringement, copyright infringement, or invasion of any right of privacy of which Consultant has knowledge and which is based on the performance of this Contract.

      B. In the event of litigation against Intergraph or its customer(s) on account of any claim of patent infringement, copyright infringement, or invasion of any right of privacy arising out of the performance of this Contract or out of the use of any supplies furnished or work or services performed hereunder, the Consultant shall furnish to Intergraph, upon request, all evidence and information in possession of the Consultant pertaining to such litigation.

                                 CONSULTING CONTRACT NO.   1/17/90
                                                        ---------------


VII.  PATENT RIGHTS AND "SUBJECT DATA"
      --------------------------------

      This Section shall be void in the event this Contract is placed under or pursuant to a Government Prime Contract.

      A. As used in this Section, the following terms shall have the meaning set forth below:

          1. The term "Subject Data" means all data, including matters of fact and theory, which relate to the objectives of this Contract and which are considered pertinent to such objectives, and other conceptual matters developed in the course of performance of the tasks of the Statement of Work hereof, and particularly such data which was not or was believed not to be within the state-of-the-art whether or not such data is patentable or copyrightable.

          2. The term "Subject Invention" means any invention, improvement, or discovery conceived or first actually reduced to practice either:

             i. in the performance of the work called for or required under this Contract, or

             ii. in the performance of any work relating to
                 objectives of this Contract which was done upon an understanding in writing that a Contract would be awarded provided, however, the term "Subject Invention" shall not include any invention, improvement, or discovery which is specifically identified and listed in the Statement of Work or Schedule of this Contract excluding it from the rights granted by this Section.

      B. Consultant shall deliver to Intergraph full disclosure of all Subject Data and Subject Inventions made or conceived in the course of performance of this Contract whether made or conceived solely by Consultant or jointly with others and specifically, such Subject Data and Subject Inventions

          1. which are along the lines of business, work, or investigations of Intergraph or of divisions or affiliates which Intergraph owns or controls; or

          2. which result from or are suggested by any work which Consultant performed for or on behalf of Intergraph under this Contract.

          Such disclosures shall be made or deemed to have been made with complete and exclusive grant of all right, title, and interest in and to any and all Subject Data and Subject Inventions and Consultant disclaims any property and claim to such Subject Data or Subject Inventions; any such Subject Data and Subject Inventions disclosed to Intergraph under this Section are to be and remain the sole and exclusive property of Intergraph, its customers, its assigns, or others claiming under Intergraph whether or not such Subject Data or Subject Inventions are patentable or copyrightable.

                                 CONSULTING CONTRACT NO.   1/17/90
                                                        ---------------


      C. Consultant shall assist Intergraph, its customers, its assigns, or others claiming under Intergraph during and subsequent to the term of this Contract, in every reasonable way to obtain for Intergraph, its customers, its assigns, or others claiming under Intergraph, patents for such Subject Inventions in any and all countries.

      D. Consultant shall make and maintain adequate and current written records of all such Subject Data and Subject Inventions in the form of notes, sketches, drawings, and reports relating thereto, which records shall be and remain the property of and available to Intergraph, its customers, its assigns, or others claiming under Intergraph.

      E. Intergraph shall, with regard to Subject Data and Subject Inventions originated in performance of this Contract, undertake at its expense to secure any and all patents and copyrights as Intergraph shall deem necessary.

      F. Consultant shall and does hereby assign to Intergraph the entire right, title, and interest in and to any and all inventions, improvements, discoveries, and copyrightable material discovered or generated by Consultant, whether solely or jointly with others, in the performance of this Contract.


VIII. PATENT INDEMNITY
      ----------------

      Consultant hereby agrees to indemnify and save harmless Intergraph, its employees, customers, assigns, and others claiming under Intergraph from liability for any actual or alleged patent infringement by reason of any manufacture, use, or sale of any items manufacturable from reports, drawings, blueprints, data, or technical information delivered by Consultant under this Contract. Such liability shall include, but is not limited to, damages, costs, fees, and expenses.


IX.   REPRODUCTION OF DATA
      --------------------

      Consultant agrees to and does hereby grant to Intergraph the right to reproduce, use, disseminate, and dispose of all or any part of the reports, drawings, blueprints, data, and technical and other information delivered to Intergraph in the performance of this Contract, and all such reports, drawings, blueprints, data and technical and other information shall be and become the property of Intergraph, its customers, its assigns, or others claiming under Intergraph.


X.    LIABILITY FOR REPRODUCTION OF DATA
      ----------------------------------

      The Consultant shall indemnify, save and hold harmless
      Intergraph, its officers, agents, employees and customers against any liability including costs and expenses

      A. for violation of proprietary rights, copyrights, or right of privacy, arising out of the publication, translation, reproduction, delivery, performance, use, or disposition of any data furnished under this Contract; or

      B. based upon any libelous or other unlawful matter contained in such data.

                                 CONSULTING CONTRACT NO.   1/17/90
                                                        ---------------


XI.   NON-DISCLOSURE
      --------------

      A. Consultant hereby agrees not to disclose at any time except as Consultant's duties under this Contract may require, either during or subsequent to the term of this Contract, any information, knowledge, or data of Intergraph which Consultant may receive during the course of this Contract, relating to chemical formulae, business processes, methods, machines, manufacture, compositions, inventions, discoveries, or other matters which are of a proprietary or trade secret nature.

      B. Consultant hereby agrees to maintain in secrecy all information or knowledge concerning or relating to Intergraph's projects obtained in the performance of this Contract whether or not such information or knowledge directly relates to the work performed pursuant to this Contract.

      C. No release of any information, or confirmation or denial of same with respect to this Contract or subject matter thereof, will be made without the prior coordination and express written approval of Intergraph. This includes, but is not limited to, advertisements, brochures, and the like. Any information submitted for approval of release to the public in accordance with Section 1, Paragraph 5c, "Industrial Security Manual for Safeguarding Classified Information" will be submitted through Intergraph.

      D. Upon completion of work by Consultant under this Contract, Consultant shall return to Intergraph all classified information furnished by Intergraph in connection herewith, including all reproductions thereof then in Consultant's possession or control, and Consultant shall surrender all classified information or material developed by Consultant in connection with this Contract unless the information has been destroyed or the retention of the information is authorized in writing by Intergraph or the Government.


XII.  RULES AND REGULATIONS
      ---------------------

      A. It is understood the Consultant and Consultant's employees are not employees of Intergraph and are not entitled to any Intergraph employee benefits or privileges.

      B. All employees of the Consultant shall, however, be subject to the applicable rules and regulations governing Intergraph employees while on Intergraph premises.

      C. Consultant shall not assign to performance of work or providing of services under this Contract any personnel who are not bona fide employees of Consultant.


XIII. CONSULTANT'S EMPLOYEES
      ----------------------

      Intergraph shall have the right to require Consultant to remove from the site of the work such employees as Intergraph may deem incompetent, careless, or otherwise unsatisfactory for the performance of work on Intergraph's premises.

                                 CONSULTING CONTRACT NO.   1/17/90
                                                        ---------------


XIV.   INDEMNITY - DAMAGES TO PERSONS AND PROPERTY
       -------------------------------------------

       Consultant shall be responsible for and hereby agrees to indemnify and save harmless Intergraph, its employees, its customers, its assigns, its contractors, and others under Intergraph from any and all damages to person or property arising from or connected with its performance of this Contract and for any liability of whatsoever nature arising out of Consultant's negligence or misconduct.


XV.    SET-OFF
       -------

       Intergraph shall be entitled at all times to set-off any amount owing at any time from Consultant to Intergraph against any amount payable at any time by Intergraph in connection with this Contract.


XVI.   BANKRUPTCY
       ----------

       Either party may terminate this Contract in the event of the appointment of a trustee, receiver, or liquidator for all or a portion of the property of the other party or of any act of bankruptcy by the other as defined in Section 3 of the Bankruptcy Act as amended, or of any voluntary petition in bankruptcy by the other, and such termination shall be without further obligation to the other except payment of obligations incurred in performance of this Contract prior to any of the foregoing occurrences.


XVII.  WAIVER
       ------

       Intergraph's failure in any one or more instances to insist upon strict performance of any of the terms or provisions of this Contract or to exercise any option herein conferred shall not be construed as a waiver or relinquishment, to any extent, of the right to assert or reply upon such terms or provisions or option in or with respect to any other instance whether effective or occurring prior or subsequent to the instance(s) for which strict performance was not required or option exercised.


XVIII. CONSTRUCTION
       ------------

       This Contract shall be governed by, subject to, and construed according to the laws of the State of Alabama.
       The Consultant will comply with all applicable Federal, State and Local Laws.


XIX.   RECORDS
       -------

       Consultant agrees Intergraph or any of its duly authorized representative shall, until the expiration of three (3) years after final payment under this Contract, have access to and the right to examine any directly pertinent books, documents, papers, and records of the Consultant involving transactions related to this Contract.

                                 CONSULTING CONTRACT NO.   1/17/90
                                                        ---------------


XX.   REPORT OF ACCIDENT, INJURY, OR ILLNESS
      --------------------------------------

      A. Consultant shall immediately report to Intergraph any illness resulting from work site conditions or any accident or injury to any of Consultant's employees on premises owned, occupied, or controlled by Intergraph. Consultant shall make the initial report to Intergraph by telephone. When the accident, illness, or injury is of the type which requires the Consultant to file SF 1 under Workmen's Compensation, Consultant shall submit a copy of SF 1 to Intergraph. Otherwise, Consultant shall complete such report forms as Intergraph may reasonably require. Upon request by Intergraph, Consultant shall require its employees who have any information concerning such illness, accident, or injury to furnish written statements.

      B. The Consultant shall impose the requirements of this clause on subcontractors of any tier performing under Consultant.

                        GREEN MOUNTAIN, INC.

                        CONSULTING CONTRACT

                       AMENDMENT NUMBER THREE





The consulting contract between Intergraph Corporation and Green
Mountain, Inc. dated January 17th 1990 is hereby extended through December 31, 1993.




Green Mountain, Inc.                    Intergraph Corporation



By:     Keith Schonrock                 By:     Larry Laster
        ------------------------                ------------------------

Title:  Vice President                  Title:  Executive Vice President
        ------------------------                ------------------------